SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2002 (August 1, 2002)

SIMEX TECHNOLOGIES, INC.

Delaware	0-26599	58-265647

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID No.)

602 Abbey Court, Alpharetta, Georgia 30004
(Address of principal executive offices)

678-802-2041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

SIMEX Technologies, Inc. (the “Company”) entered into a definitive agreement on May 16, 2002 providing for the sale of its Norwegian subsidiary, Simex A/S to Jostein Tjelta. The agreed upon purchase price in cash and intercompany credit was $3,141,795 (U.S.).

On August 1, 2002, the transaction was consummated in accordance with the terms of the definitive agreement.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements

     Not applicable.

(b)	Pro Forma Financial Information

     The unaudited pro forma consolidated financial information with respect to the transaction for the three months ended March 31, 2002, and for the years ended December 31, 2001 and 2000, have been previously filed with the Securities and Exchange Commission and incorporated herein by reference to the Company’s Information Statement on Form 14C.

(c)	The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of May 16, 2001, between Simex Technologies, Inc. and Jostein Tjelta (incorporated by reference to the Information Statement on Form 14C filed with the Securities and Exchange Commission on July 12, 2002)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIMEX Technologies, Inc.
(Registrant)

Dated: August 12, 2002	By	/s/ Mickle Moye Mickle Moye